Please return to:

United States National Bank of Oregon
c/o Louis G. Henry
Miller, Nash, Wiener, Hager & Carlsen LLP
3500 U. S. Bancorp Tower
111 S.W. Fifth Avenue
Portland, Oregon  97204-3699






THIS MORTGAGE SECURES A PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $2,340,000 THAT HAS BEEN EXECUTED AND DELIVERED OUTSIDE THE STATE OF FLORIDA. FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $8,190 AND FLORIDA INTANGIBLE PERSONAL PROPERTY TAXES IN THE AMOUNT OF $4,680 ARE BEING PAID UPON RECORDATION HEREOF.




                         MORTGAGE, ASSIGNMENT OF RENTS,
                     SECURITY AGREEMENT, AND FIXTURE FILING
                             (Aptek Williams, Inc.)


            THIS MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT, AND FIXTURE FILING (this "Mortgage") is made as of the 14th day of July, 1997, by and between Aptek Williams, Inc. ("Mortgagor"), whose address is 700 N.W. 12th Avenue, Deerfield Beach, Florida 33442, and United States National Bank of Oregon ("Mortgagee"), whose address is 111 S.W. Fifth Avenue (T-8), Portland, Oregon 97204.

                                    RECITALS

            A.  Mortgagee made a loan to Williams Controls, Inc.
("Williams"), in the amount of $30,000,000, which loan was evidenced by a Revolving Loan Note and a Revolving Loan Agreement dated as of July 25, 1995 (as such note and loan agreement have been amended from time to time). That loan is due and payable in full on June 30, 1997.

            B. Williams is obligated to Mortgagee pursuant to a guaranty of the obligations of Ajay Sports, Inc. ("Borrower"), to Mortgagee in the maximum principal amount of $13,500,000. Borrower's obligations to Mortgagee are due and payable in full on June 30, 1997.

            C. Mortgagor has guaranteed the payment and performance of Williams' obligations described in Recitals A and B above.

            D. Williams and Borrower have located an alternative source of financing for the majority of their obligations to Mortgagee, which would result in payment of all but $2,340,000 (the "Residual Debt") of their obligations to Mortgagee. Borrower has offered to execute and deliver to Mortgagee a promissory note in the principal amount of $2,340,000 (the "Note"), and to repay the Residual Debt pursuant to the terms set forth in that note.

            E. Mortgagee is willing to agree to allow Borrower to repay the Residual Debt pursuant to the terms of the Note.

            F. As a condition to accepting payment of the balance of the Existing Obligation on the terms set forth in the Note, Mortgagee has required that Mortgagor execute and deliver this Mortgage to secure Borrower's obligations to Mortgagee.

            NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and for the purpose of securing the obligations described in Section 1.1 of this Mortgage, Mortgagor irrevocably mortgages to Mortgagee all of Mortgagor3s right, title, and interest in and to the real property located in Broward County, Florida, more particularly described in
Exhibit 1 attached hereto and incorporated herein (the "Property");

            TOGETHER WITH all interests, estates, and rights that Mortgagor now has or hereafter may acquire in (1) the Property; (2) any and all options, agreements, and contracts for the purchase or sale of all or any part or parts of the Property or interests in the Property; (3) all easements, rights-of-way, and rights used in connection with the Property or as a means of access to the Property; and (4) all tenements, hereditaments, and appurtenances in any manner belonging, relating, or appertaining to the Property;

            TOGETHER WITH all interests, estates, and rights of Mortgagor, now owned or hereafter acquired, in and to any land lying within any streets, sidewalks, alleys, strips, and gores adjacent to or used in connection therewith;

            TOGETHER WITH all rights, titles, and interests of Mortgagor, now owned or hereafter acquired, in and to any and all buildings and other improvements of every nature now or hereafter located on the Property and all fixtures, machinery, equipment, and other personal property located on the Property or attached to, contained in, or used in any such buildings and other improvements, and all appurtenances and additions to and substitutions and replacements of the Property (all of the foregoing being collectively referred to below as the "Improvements");

            TOGETHER WITH any and all mineral, oil and gas rights, air rights, development rights, water rights, water stock, and water service contracts, drainage rights, zoning rights, and other similar rights or interests that benefit or are appurtenant to the Property or the Improvements or both, and any of their proceeds;

            TOGETHER WITH all present and future rights in and to the trade name by which all or any portion of the Property and the Improvements are known; all books and records relating to the use and operation of all or any portion of the Property and Improvements; all right, title, and interest of Mortgagor in, to, and under all present and future plans, specifications, and contracts relating to the design, construction, management, or inspection of any Improvements; all rights, titles, and interests of Mortgagor in and to all present and future licenses, permits, approvals, and agreements with or from any municipal corporation, county, state, or other governmental or quasi-governmental entity or agency relating to the development, improvement, division, or use of all or any portion of the Property to the extent such trade names, licenses, permits, approvals, and agreements are assignable by law; and all other general intangibles relating to the Property, the Improvements, or their use and operation;

            TOGETHER WITH all rights of Mortgagor in and to any escrow or withhold agreements, title insurance, surety bonds, warranties, management contracts, leasing and sales agreements, and service contracts that are in any way relevant to the ownership, development, improvement, management, sale, or use of all or any portion of the Property or any of the Improvements;

            TOGETHER WITH Mortgagor3s rights under any payment, performance, or other bond in connection with construction of any Improvements, and all construction materials, supplies, and equipment delivered to the Property or intended to be used in connection with the construction of any Improvements; and

            TOGETHER WITH all rights, interests, and claims that Mortgagor now has or may acquire with respect to any damage to or taking of all or any part of the Property or the Improvements, including without limitation any and all proceeds of insurance in effect with respect to the Improvements, any and all awards made for taking by eminent domain or by any proceeding or purchase in lieu thereof, of the whole or any part of the Property or the Improvements, and any and all awards resulting from any other damage to the Property or the Improvements, all of which are assigned to Mortgagee, and, subject to the terms of this Mortgage, Mortgagee is authorized to collect and receive such proceeds, to give proper receipts and acquittances for the proceeds, and to apply them to the Obligations secured by this Mortgage.

            All of the above is sometimes referred to below as the "Mortgaged Property."

            This  Mortgage,   the  Note,  the  guaranty  agreement  executed  by
Mortgagor in favor of Mortgagee, the Consent, Reaffirmation, and Release Agreement of even date herewith among Williams, Borrower, Mortgagee, Mortgagor, and others, and all other agreements or instruments executed at any time in connection therewith, as they may be amended or supplemented from time to time, are sometimes collectively referred to below as the "Loan Documents."

            TO PROTECT THE SECURITY OF THIS MORTGAGE, MORTGAGOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

                                    ARTICLE I

               Particular Covenants and Warranties of Mortgagor

            I.1 Obligations Secured. This Mortgage secures the following obligations, which are collectively referred to in this Mortgage as the "Obligations":

            (1) The payment of all indebtedness evidenced by the Note, including but not limited to principal and interest, and the performance of all covenants and obligations of Borrower under the Note, whether such payment and performance is now due or becomes due in the future;

            (2) The payment and performance of all covenants and obligations in this Mortgage, in the other Loan Documents, and in all other security agreements, notes, agreements, and undertakings now existing or hereafter executed by Mortgagor with or for the benefit of Mortgagee; and

            (3) The payment and performance of any and all other indebtedness and obligations of Mortgagor to Mortgagee of any nature whatsoever, whether direct or indirect, primary or secondary, joint or several, liquidated or unliquidated, whenever and however arising, and whether or not reflected in a written agreement or instrument.

            I.2 Payment of Indebtedness; Performance of Covenants. Borrower and Mortgagor shall duly and punctually pay and perform all of the Obligations. The maturity date of the Note when all principal and interest shall be due and payable is July 1, 2000 (or such earlier date, if any, on which the amount owed under the Note is accelerated following an uncured event of default under the Note.

            I.3 Property. Mortgagor warrants that it holds good and merchantable title to the Property and the Improvements, free and clear of all liens, encumbrances, reservations, restrictions, easements, and adverse claims except those specifically listed in Exhibit 2. Mortgagor covenants that it shall forever defend Mortgagee3s rights under this Mortgage and the priority of this Mortgage against the adverse claims and demands of all persons.

            I.4   Further Assurances.

            (1) Mortgagor shall execute, acknowledge, and deliver, from time to time, such further instruments as Mortgagee may require to accomplish the purposes of this Mortgage.

            (2) Mortgagor, immediately upon the execution and delivery of this Mortgage, and thereafter from time to time, shall cause this Mortgage, any supplemental security agreement, mortgage, or deed of trust and each instrument of further assurance, to be recorded and rerecorded in such manner and in such places as may be required by any present or future law in order to perfect, and continue the perfection of, the lien and estate of this Mortgage.

            (3) Mortgagor shall pay all filing and recording fees, and all expenses incident to the execution, filing, recording, and acknowledgment of this Mortgage; any security agreement, mortgage, or deed of trust supplemental hereto and any instrument of further assurance; and all federal, state, county, and municipal taxes, assessments and charges arising out of or in connection with the execution, delivery, filing, and recording of this Mortgage, any supplemental security agreement, mortgage, or deed of trust and any instrument of further assurance.

            I.5 Compliance with Laws. Mortgagor further represents, warrants, and covenants that:

            (1) The Property, if developed, has been developed, and all Improvements, if any, have been constructed and maintained, in full compliance with all applicable laws, statutes, ordinances, regulations, and codes of all federal, state, and local governments (collectively "Laws"), and all covenants, conditions, easements, and restrictions affecting the Property (collectively "Covenants"); and

            (2) Mortgagor and its operations upon the Property currently comply, and will hereafter comply in all material respects with all applicable Laws and Covenants.

            I.6   Definitions; Environmental Covenants; Warranties and
Compliance.

            (1) For  purposes  of this  section,  "Environmental  Law" means any federal, state, or local law, statute, ordinance, or regulation pertaining to Hazardous Substances, health, industrial hygiene, or environmental conditions, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, 42 USC "9601-9675, and the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, 42 USC "6901-6992.

            (2) For the purposes of this section, "Hazardous Substance" includes, without limitation, any material, substance, or waste that is or becomes regulated or that is or becomes classified as hazardous, dangerous, or toxic under any federal, state, or local statute, ordinance, rule, regulation, or law.

            (3) Mortgagor will not use, generate, manufacture, produce, store, release, discharge, or dispose of on, under, or about the Property, or the Property3s groundwater, or transport to or from the Property, any Hazardous Substance and will not permit any other person to do so, except for such Hazardous Substances that may be used in the ordinary course of Mortgagor3s business and in compliance with all Environmental Laws, including but not limited to those relating to licensure, notice, and recordkeeping.

            (4) Mortgagor will keep and maintain the Property in compliance with, and shall not cause or permit all or any portion of the Property, including groundwater, to be in violation of any Environmental Law.

            (5)   Mortgagor shall give prompt written notice to Mortgagee of:

            (a) Any proceeding, inquiry, or notice by or from any governmental authority with respect to any alleged violation of any Environmental Law or the presence of any Hazardous Substance on the Property or the migration of any Hazardous Substance from or to other premises;

            (b) All known claims made or threatened by any person against Mortgagor or with respect to the Property or Improvements relating to any loss or injury resulting from any Hazardous Substance or the violation of any Environmental Law;

            (c) The existence of any Hazardous Substance on or about all or any portion of the Property; or

            (d) Mortgagor3s discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could in Mortgagor3s judgment cause any restrictions on the ownership, occupancy, transferability, or use of the Property under any Environmental Law.

            (6) Mortgagor shall promptly provide to Mortgagee copies of all reports, documents, and notices provided to or received from any agency administering any Environmental Laws. Mortgagee shall have the right to join and participate, in its own name if it so elects, in any legal proceeding or action initiated with respect to the Property or Improvements in connection with any Environmental Law and have its attorney fees in connection with such an action paid by Mortgagor, if Mortgagee determines that such participation is reasonably necessary to protect its interest in the Mortgaged Property.

            (7) If, at any time, Mortgagee has reason to believe that any release, discharge, or disposal of any Hazardous Substance affecting the Property or Improvements has occurred or is threatened, or if Mortgagee has reason to believe that a violation of an Environmental Law has occurred or may occur with respect to the Property or Improvements, Mortgagee may require Mortgagor to obtain or may itself obtain, at Mortgagor3s expense, an environmental  assessment  of  such  condition  or  threatened  condition  by  a qualified environmental consultant. Mortgagor shall promptly provide to Mortgagee a complete copy of any environmental assessment obtained by Mortgagor.

            (8) In the event that any investigation, site monitoring, containment, cleanup, removal, restoration, or other remedial work of any kind or nature (the "Remedial Work") is required under any applicable Environmental Law, any judicial order, or by any governmental agency or person because of, or in connection with, the current or future presence, suspected presence, release or suspected release of a Hazardous Substance on, under, or about all or any portion of the Property, or the contamination (whether presently existing or occurring after the date of this Mortgage) of the buildings, facilities, soil, groundwater, surface water, air, or other elements on or under any other property as a result of Hazardous Substances emanating from the Property, Mortgagor shall, within 30 days after written demand by Mortgagee for Mortgagor3s performance under this provision (or such shorter period of time as may be required under any applicable law, regulation, order, or agreement), commence and thereafter diligently prosecute to completion, all such Remedial Work. All costs and expenses of such Remedial Work shall be paid by Mortgagor including, without limitation, Mortgagee3s reasonable attorney fees and costs incurred in connection with monitoring or review of the legal aspects of such Remedial Work. In the event Mortgagor shall fail to timely commence, or cause to be commenced, such Remedial Work, Mortgagee may, but shall not be required to, cause such Remedial Work to be performed. In that event, all costs and expenses incurred in connection with the Remedial Work shall become part of the Obligations secured by this Mortgage and shall bear interest until paid at the rate provided in the Note.

            (9) Mortgagor shall hold Mortgagee, and its directors, officers, employees, agents, successors, and assigns, harmless from, indemnify them for, and defend them against any and all losses, damages, liens, costs, expenses, and liabilities directly or indirectly arising out of or attributable to any violation of any Environmental Law, any breach of Mortgagor3s warranties in this
Section 1.6, or the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Substance on, under, or about the Property, including without limitation the costs of any required repair, cleanup, containment, or detoxification of the Property, the preparation and implementation of any closure, remedial or other required plans, attorney fees and costs (including but not limited to those incurred in any proceeding and in any review or appeal), fees, penalties, and fines.

            (10)  Mortgagor represents and warrants to Mortgagee that:

            (a) Neither the Property nor Mortgagor is in violation of or subject to any existing, pending, or threatened investigation by any governmental authority under any Environmental Law;

            (b) Mortgagor has not and is not required by any Environmental Law to obtain any permit or license other than those it has obtained to construct or use the Improvements; and

            (c) To the best of Mortgagor3s knowledge, no Hazardous Substance has ever been used, generated, manufactured, produced, stored, released, discharged, or disposed of on, under, or about the Property in violation of any Environmental Law.

            (11) All representations,  warranties, and covenants in this Section
1.6 shall survive the satisfaction of the Obligations, the release or satisfaction of this Mortgage, or the foreclosure of this Mortgage by any means.

            I.7 Maintenance and Improvements. Mortgagor shall not permit all or any part of the Improvements to be removed, demolished, or materially altered without Mortgagee3s prior written consent; provided, however, that Mortgagor may remove, demolish, or materially alter such Improvements as become obsolete in the usual conduct of Mortgagor3s business, if the removal or material alteration does not materially detract from the operation of the Mortgagor3s business and if all Improvements that are demolished or removed are promptly replaced with Improvements of like value and quality. Mortgagor shall maintain every portion of the Property and Improvements in good repair, working order, and condition, except for reasonable wear and tear, and shall at Mortgagee3s election restore, replace, or rebuild all or any part of the Improvements now or hereafter damaged or destroyed by any casualty (whether or not insured against or insurable) or affected by any Condemnation (as defined in Section 2.1 below). Mortgagor shall not commit, permit, or suffer any waste, strip, or deterioration of the Mortgaged Property.

            I.8 Liens. Mortgagor shall pay when due all claims for labor, materials, or supplies that if unpaid might become a lien on all or any portion of the Mortgaged Property. Mortgagor shall not create, suffer, or permit to be created, any mortgage, deed of trust, lien, security interest, charge, or encumbrance upon the Mortgaged Property prior to, on a parity with, or subordinate to the lien of this Mortgage, except as specifically provided in
Exhibit 2.

            I.9   Impositions.

            (1) Mortgagor shall pay or cause to be paid, when due and before any fine, penalty, interest, or cost attaches, all taxes, assessments, fees, levies, and all other governmental and nongovernmental charges of every nature now or hereafter assessed or levied against any part of the Mortgaged Property (including, without limitation, levies or charges resulting from Covenants), or on the lien or estate of Mortgagee (collectively, the "Impositions"); provided, however, that if by law any such Imposition may be paid in installments, whether or not interest shall accrue on the unpaid balance, Mortgagor may pay the same in installments, together with accrued interest on the unpaid balance, as the same become due, before any fine, penalty, or cost attaches.

            (2) Mortgagor may, at its expense and after prior notice to Mortgagee, contest by appropriate legal, administrative, or other proceedings conducted in good faith and with due diligence, the amount, validity, or application, in whole or in part, of any Imposition or lien on the Mortgaged Property or any claim of any laborer, materialman, supplier, or vendor or lien, and may withhold payment of the same pending completion of such proceedings if permitted by law, provided that (a) such proceedings shall suspend collection from the Mortgaged Property; (b) no part of or interest in the Mortgaged Property will be sold, forfeited, or lost if Mortgagor pays the amount or satisfies the condition being contested, and Mortgagor would have the opportunity to do so in the event of Mortgagor3s failure to prevail in the contest; (c) neither Mortgagee nor Mortgagor shall, by virtue of such permitted contest, be exposed to any risk of liability for which Mortgagor has not furnished additional security as provided in clause (d) below; and (d) Mortgagor shall have furnished to Mortgagee cash, corporate surety bond, or other additional security in respect of the claim being contested or the loss or damage that may result from Mortgagor3s failure to prevail in such contest in an amount sufficient to discharge the Imposition and all interest, costs, attorney fees, and other charges that may accrue in connection with the Imposition. Mortgagor shall promptly satisfy any final judgment.

            (3) Mortgagor shall furnish to Mortgagee, promptly upon request, satisfactory evidence of the payment of all Impositions. Mortgagee is hereby authorized to request and receive from the responsible governmental and nongovernmental personnel written statements with respect to the accrual and payment of all Impositions.

            I.10 Books and Records; Inspection of the Property. Mortgagor shall keep complete and accurate records and books of account with respect to the Mortgaged Property and its operation in accordance with generally accepted accounting principles consistently applied. Mortgagor shall permit Mortgagee and its authorized representatives to enter and inspect the Property and the Improvements, and to examine and make copies or extracts of the records and books of account of the Mortgagor with respect to the Property and the Improvements, all at such reasonable times as Mortgagee may choose.

            I.11 Limitations of Use. Mortgagor shall not initiate, join in, or consent to any rezoning of the Property or any change in any Covenant or other public or private restrictions limiting or defining the uses that may be made of all or any part of the Property and the Improvements without the prior written consent of Mortgagee.

            I.12  Insurance.

            (1) Property and Other Insurance. Mortgagor shall maintain for the benefit of Mortgagee, during the life of this Mortgage, insurance policies, insuring the Mortgaged Property against all insurable hazards, casualties and contingencies (including, without limitation, loss of rentals or business interruption), as Mortgagee may require (it being agreed that Mortgagee shall not require any insurance not customarily required by other lenders in similar loan transactions in Broward County, Florida), and shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. Without limiting the generality of the foregoing, Mortgagor shall maintain insurance policies as provided in the Credit Agreement among Wells Fargo Bank, National Association ("WFB"), Mortgagor, Borrower, Williams and others (the "Credit Agreement"), and the terms of the Credit Agreement relating to insurance are incorporated herein by this reference.
            (2) Insurance Proceeds. All proceeds from any insurance on the Mortgaged Property shall be used in accordance with the provisions of Section 1.14.

            I.13 Assignments of Policies upon Foreclosure. In the event of foreclosure of the lien of this Mortgage or other transfer of title, or assignment of the Mortgaged Property in whole or in part, all right, title, and interest of Mortgagor in and to all policies of insurance procured under Section
1.12 shall inure to the benefit of and pass to the successors in interest of Mortgagor or the purchaser or grantee of all or any part of the Mortgaged Property.

            I.14  Casualty/Loss Restoration.

            (1) After the occurrence of any casualty to the Property, whether or not required to be insured against as provided in this Mortgage, Mortgagor shall give prompt written notice of the casualty to Mortgagee, specifically describing the nature and cause of such casualty and the extent of the damage or destruction to the Mortgaged Property. Mortgagee may make proof of loss if it is not made promptly and to Mortgagee3s satisfaction by Mortgagor.

            (2) Subject to the rights of any superior mortgagee or trust deed beneficiary as provided in Section 6.8 below, Mortgagor assigns to Mortgagee all insurance proceeds that Mortgagor may be entitled to receive with respect to any casualty. All insurance proceeds shall be held by Mortgagee as collateral to secure performance of the Obligations secured by this Mortgage, provided that Mortgagor is not in default under this Mortgage, Mortgagee shall permit such amounts of the insurance proceeds to be used by Mortgagor for repair or restoration of the Improvements (subject to reasonable disbursement procedures established by Mortgagee) if Mortgagor can demonstrate, to Mortgagee3s reasonable satisfaction, that subsequent to such repair or restoration, the Mortgaged Property shall have a value not less than the value of the property immediately prior to the casualty. Any excess insurance proceeds shall be applied by Mortgagee toward payment of all or part of the indebtedness secured by this Mortgage in such order as Mortgagee may determine.

            I.15  Actions to Protect Mortgaged Property; Reserves.

            (1) If  Mortgagor  shall fail to obtain the  insurance  required  by
Section 1.12, make the payments required by Section 1.9 (other than payments that Mortgagor is contesting in accordance with Section 1.9(2)), or perform or observe any of its other covenants or agreements under this Mortgage, Mortgagee may, without obligation to do so, obtain or pay the same or take other action that it deems appropriate to remedy such failure. All sums, including reasonable attorney fees, so expended or expended to maintain the lien or estate of this Mortgage or its priority, or to protect or enforce any of Mortgagee3s rights, or to recover any indebtedness secured by this Mortgage, shall be a lien on the Mortgaged Property, shall be secured by this Mortgage, and shall be paid by Mortgagor upon demand, together with interest at the rate provided in the Note. No payment or other action by Mortgagee under this section shall impair any other right or remedy available to Mortgagee or constitute a waiver of any default. The following notice is given pursuant to ORS 746.201:

                                     WARNING

            Unless Mortgagor  provides  Mortgagee with evidence of the insurance coverage as required herein, Mortgagee may purchase insurance at Mortgagor3s expense to protect Mortgagee3s interest. This insurance may, but need not, also protect Mortgagor3s interest. If the collateral becomes damaged, the coverage Mortgagee purchases may not pay any claim Mortgagor makes or any claim made against Mortgagor. Mortgagor may later cancel this coverage by providing evidence that Mortgagor has obtained property coverage elsewhere.

            Mortgagor is responsible for the cost of any insurance purchased by Mortgagee. The cost of this insurance may be added to the indebtedness secured hereby. If the cost is added to the indebtedness secured hereby, the interest rate on the indebtedness secured hereby will apply to this added amount. The effective date of coverage may be the date your prior coverage lapsed or the date you failed to provide proof of coverage.

            The coverage Mortgagee purchases may be considerably more expensive than insurance Mortgagor can obtain on Mortgagor3s own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

            (2) If Mortgagor fails to promptly perform any of its obligations under Section 1.9 or 1.12 of this Mortgage, Mortgagee may require Mortgagor thereafter to pay and maintain with Mortgagee reserves for payment of such obligations. In that event, Mortgagor shall pay to Mortgagee each month a sum estimated by Mortgagee to be sufficient to produce, at least 20 days before due, an amount equal to the Impositions and/or insurance premiums. If the sums so paid are insufficient to satisfy any Imposition or insurance premium when due, Mortgagor shall pay any deficiency to Mortgagee upon demand. The reserves may be commingled with Mortgagee3s other funds, and Mortgagee shall not be required to pay interest to Mortgagor on such reserves. Mortgagee shall not hold the reserve in trust for Mortgagor, and Mortgagee shall not be the agent of Mortgagor for payment of the taxes and assessments required to be paid by Mortgagor.

            I.16 Estoppel Certificates. Mortgagor, within five days of Mortgagee3s request, shall furnish Mortgagee a written statement, duly acknowledged, of the amount of the Obligations secured by this Mortgage and whether any offsets or defenses exist against such Obligations. If Mortgagor shall fail to furnish such a statement within the time allowed, Mortgagee shall be authorized, as Mortgagor3s attorney-in-fact, to execute and deliver such statement. Upon request, Mortgagor shall also use its best efforts to obtain and deliver to Mortgagee a written certificate from each lessee of all or any portion of the Property that its lease is in effect, that there are no defaults by the lessor under the lease, and that rent is not paid more than 30 days in advance.

            1.17 Title Insurance. Prior to or contemporaneously with the execution of this Mortgage, Mortgagor will provide Mortgagee a mortgagee's policy of title insurance (extended coverage) in the amount of $2,100,000, issued by an insurer reasonably satisfactory to Mortgagee and in a form reasonably satisfactory to Mortgagee, insuring the validity and priority of Mortgagee's lien against the Mortgaged Property arising by virtue of this Mortgage, subject only to standard preprinted exceptions and the matters identified in Exhibit 2 to this Mortgage. Mortgagor shall pay for the title insurance policy described in the preceding sentence.

                                   ARTICLE II
                                  Condemnation

            II.1  Condemnation

            (1) Should any part of or interest in the Mortgaged Property be taken or damaged by reason of any public improvement, eminent domain, condemnation proceeding, or in any similar manner (a "Condemnation"), or should Mortgagor receive any notice or other information regarding such action, Mortgagor shall give immediate notice of such action to Mortgagee.

            (2) Subject to the rights of any superior mortgagee or trust deed beneficiary as provided in Section 6.8 below, Mortgagee shall be entitled to all compensation, awards, and other payments or relief ("Condemnation Proceeds") up to the full amount of the Obligations, and shall be entitled, at its option, to commence, appear in, and prosecute any Condemnation proceeding in its own or Mortgagor3s name and make any compromise or settlement in connection with such Condemnation. In the event the Mortgaged Property is taken in its entirety by condemnation, all Obligations secured by this Mortgage, at Mortgagee3s election, shall become immediately due and collectible.

            (3) Mortgagee may, at its sole option, apply the Condemnation Proceeds to the reduction of the Obligations in such order as Mortgagee may determine, or apply all or any portion of the Condemnation Proceeds to the cost of restoring and improving the remaining Mortgaged Property. In the event that Mortgagee elects to apply the Condemnation Proceeds to restoration and improvement, the proceeds shall be held by Mortgagee and shall be released only upon such terms and conditions as Mortgagee shall require in its sole discretion, including but not limited to prior approval of plans and release of liens. No Condemnation Proceeds shall be released if Mortgagor is in default under this Mortgage.

                                   ARTICLE III
               Assignment of Leases, Rents, Issues, and Profits

            III.1 Assignment. Mortgagor assigns and transfers to Mortgagee (1) all leases, subleases, licenses, rental contracts, and other agreements, whether now existing or hereafter arising, and relating to the occupancy or use of all or any portion of the Mortgaged Property, including all modifications, extensions, and renewals thereof (the "Leases"), and (2) all rents, revenues, issues, profits, income, proceeds, and benefits derived from the Mortgaged Property and the lease, rental, or license of all or any portion thereof, including but not limited to lease and security deposits (collectively, the "Rents"). This assignment is intended by Mortgagor and Mortgagee to create a present and unconditional assignment to Mortgagee, subject only to the license set forth in Section 3.4 below.

            III.2 Rights of Mortgagee. Subject to the provisions of Section 3.4 below giving Mortgagor a revocable, limited license, Mortgagee shall have the right, power, and authority to:

            (1) Notify any and all tenants, renters, licensees, and other obligors under any of the Leases that the same have been assigned to Mortgagee and that all Rents are to be paid directly to Mortgagee, whether or not Mortgagee shall have foreclosed or commenced foreclosure proceedings against the Mortgaged Property, and whether or not Mortgagee has taken possession of the Mortgaged Property;

            (2) Discount, settle, compromise, release, or extend the time for payment of, any amounts owing under any of the Leases and any Rents, in whole or in part, on terms acceptable to Mortgagee;

            (3) Collect and enforce payment of Rents and all provisions of the Leases, and to prosecute any action or proceeding, in the name of Mortgagor or Mortgagee, with respect to any and all Leases and Rents; and

            (4) Exercise any and all other rights and remedies of the lessor in connection with any of the Leases and Rents.

            III.3 Application of Receipts. Mortgagee shall have the right, power, and authority to use and apply any Rents received under this Mortgage (1) for the payment of any and all costs and expenses incurred in connection with enforcing or defending the terms of this assignment or the rights of Mortgagee, and in collecting any Rents; and (2) for the operation and maintenance of the Mortgaged Property and the payment of all costs and expenses in connection therewith, including but not limited to the payment of utilities, taxes, assessments, governmental charges, and insurance. After the payment of all such costs and expenses, and after Mortgagee shall have set up such reserves as it shall deem necessary in its sole discretion for the proper management of the Mortgaged Property, Mortgagee shall apply all remaining Rents collected and received by it to the reduction of the Obligations in such order as Mortgagee shall determine. The exercise or failure by Mortgagee to exercise any of the rights or powers granted in this assignment shall not constitute a waiver of default by Mortgagor under this Mortgage, the Note, or any of the other Loan Documents.

            III.4 License. Mortgagee hereby grants to Mortgagor a revocable license to collect and receive the Rents. Such license may be revoked by Mortgagee, without notice to Mortgagor, upon the occurrence of any event of default under this Mortgage, including any default by Mortgagor of its covenants in this Article III. Unless and until such license is revoked, Mortgagor agrees to apply the proceeds of Rents to the payment of the Obligations and to the payment of taxes, assessments, governmental charges, insurance premiums, and other obligations in connection with the Mortgaged Property, and to the maintenance of the Mortgaged Property, before using such proceeds for any other purpose. Mortgagor agrees to (1) observe and perform every obligation of Mortgagor under the Leases; (2) enforce or secure at its expense the performance of every obligation to be performed by any lessee or other party under the Leases; (3) promptly give notice to Mortgagee of any default by any such lessee or other party under any of the Leases, and promptly provide Mortgagee a copy of any notice of default given to any such lessee or other party; (4) not collect any Rents more than 30 days in advance of the time when the same shall become due, or anticipate any other payments under the Leases, except for bona fide security deposits not in excess of an amount equal to two months3 rent; (5) not further assign or hypothecate any of the Leases or Rents; (6) except with Mortgagee3s prior written consent, not waive, release, or in any other manner discharge any lessee or other party from any of its obligations under any of the Leases; (7) except with Mortgagee3s prior written consent, not modify or amend any of the Leases; (8) except with Mortgagee3s prior written consent, not cancel, terminate, or accept surrender of any of the Leases unless Mortgagor shall have entered into a Lease for the space to be vacated on terms at least as favorable to Mortgagor, commencing within 30 days after such cancellation, termination, or surrender; (9) obtain Mortgagee3s prior written approval as to the form and content of all future leases and any modifications of any present or future leases; (10) deliver copies of all present and future leases to Mortgagee promptly; and (11) appear in and defend, at Mortgagor3s sole cost and expense, any action or proceeding arising out of or in connection with the Leases or the Rents.

            III.5 Limitation of Mortgagee3s Obligations. Notwithstanding the assignment provided for in this Article III, Mortgagee shall not be obligated to perform or discharge, and Mortgagee does not undertake to perform or discharge, any obligation or liability with respect to the Leases or the Rents. This assignment shall not operate to place responsibility for the control, care, maintenance, or repair of the Mortgaged Property upon Mortgagee, or to make Mortgagee responsible for any condition of the Property. Mortgagee shall be accountable to Mortgagor only for the sums actually collected and received by Mortgagee pursuant to this assignment. Mortgagor shall hold Mortgagee fully harmless from, indemnify Mortgagee for, and defend Mortgagee against any and all claims, demands, liabilities, losses, damages, and expenses, including attorney fees, arising out of any of the Leases, with respect to any of the Rents, or in connection with any claim that may be asserted against Mortgagee on account of this assignment or any obligation or undertaking alleged to arise therefrom.

            III.6 Termination. The assignment provided for in this Article III shall continue in full force and effect until all the Obligations have been fully paid and satisfied. At such time, this assignment and the authority and powers herein granted by Mortgagor to Mortgagee shall cease and terminate.

            III.7 Attorney-in-Fact. Mortgagor irrevocably constitutes and appoints Mortgagee, and each of its officers, as its true and lawfully attorney-in-fact, with power of substitution, to undertake and execute any and all of the rights, powers, and authorities described in this Article III with the same force and effect as if undertaken or performed by Mortgagor, and Mortgagor ratifies and confirms any and all such actions that may be taken or omitted to be taken by Mortgagee, its employees, agents, and attorneys.

                                   ARTICLE IV
                      Security Agreement and Fixture Filing

            4.1 Security Agreement. To secure the Obligations, Mortgagor grants to Mortgagee a security interest in the following: (1) the Mortgaged Property to the extent the same is not encumbered by this Mortgage as a real estate lien;
(2) all personal property that is used or will be used in the construction of any Improvements on the Mortgaged Property; (3) all personal property that is now or will hereafter be placed on or in the Mortgaged Property or Improvements;
(4) all personal property that is derived from or used in connection with the use, occupancy, or enjoyment of the Mortgaged Property; (5) all property defined in the Uniform Commercial Code as adopted in the state of Oregon, as accounts, equipment, fixtures, and general intangibles, to the extent the same are used at, or arise in connection with the ownership, maintenance, or operation of, the Mortgaged Property; (6) all causes of action, claims, security deposits, advance rental payments, utility deposits, refunds of fees or deposits paid to any governmental authority, refunds of taxes, and refunds of insurance premiums relating to the Mortgaged Property; and (7) all present and future attachments, accessions, amendments, replacements, additions, products, and proceeds of every nature of the foregoing. This Mortgage shall constitute a security agreement and "fixture filing" under the Uniform Commercial Code of the states of Oregon and Florida. The mailing address of Mortgagor and the address of Mortgagee from which information may be obtained are set forth in the introductory paragraph of this Mortgage.

                                    ARTICLE V
                           Events of Default; Remedies

            V.1 Events of Default. Each of the following shall constitute an event of default under this Mortgage and under each of the other Loan Documents:

            (1) Nonpayment. Failure of Mortgagor (or Borrower, as applicable) to pay any of the Obligations on or before the due date thereof.

            (2) Breach of Other Covenants. Failure of Mortgagor or Borrower to perform or abide by any other covenant included in the Loan Documents.

            (3) Misinformation. Falsity when made in any material respect of any representation, warranty, or information furnished by Mortgagor, Borrower, or their agents to Mortgagee in or in connection with any of the Obligations.

            (4) Other Default. The occurrence of any other event of default under the Note or any of the other Loan Documents.

            (5) Other Indebtedness. Mortgagor3s default beyond the applicable grace periods in the payment of any other indebtedness owed by Mortgagor to any person, if such indebtedness is secured by all or any portion of the Mortgaged Property.

            (6) Bankruptcy. The occurrence of any of the following with respect to Mortgagor, Borrower, any guarantor of the Obligations, or the then-owner of the Mortgaged Property: (a) appointment of a receiver, liquidator, or trustee for any such party or any of its properties; (b) adjudication as a bankrupt or insolvent; (c) filing of any petition by or against any such party under any state or federal bankruptcy, reorganization, moratorium or insolvency law; (d) institution of any proceeding for dissolution or liquidation; (e) inability to pay debts when due; (f) any general assignment for the benefit of creditors; or
(g) abandonment of the Mortgaged Property.

            (7) Transfer; Due-on-Sale; Due-on-Encumbrance. Any sale, gift, conveyance, contract for conveyance, transfer, assignment, encumbrance, pledge, or grant of a security interest in all or any part of the Mortgaged Property, or any interest therein, either voluntarily, involuntarily, or by the operation of law (a "Transfer"), without Mortgagee3s prior written consent, shall constitute an event of default. For the purpose of clarification, and without limiting the generality of the foregoing, the occurrence at any time of any sale, conveyance, assignment, or other transfer of, or the grant of a pledge of or security interest in, any shares of the capital stock of Mortgagor shall be deemed to be a Transfer in violation of this paragraph. The provisions of this subsection (7) shall apply to each and every Transfer, regardless of whether or not Mortgagee has consented or waived its rights in connection with any previous Transfer. Mortgagee may attach such conditions to its consent under this subsection (7) as Mortgagee may determine in its sole discretion, including without limitation an increase in the interest rate or the payment of transfer or assumption fees, and the payment of administrative and legal fees and costs incurred by Mortgagee.

            (8) Certain Taxes. For purposes of this subsection (8), State Tax shall mean:

            (a) A specific tax on mortgages, secured indebtedness, or any part of the Obligations secured by this Mortgage.

            (b) A specific tax on the mortgagor of property subject to a mortgage that the taxpayer is authorized or required to deduct from payments on the mortgage.

            (c) A tax on property chargeable against Mortgagee under a mortgage or holder of the note secured by the mortgage.

            (d) A specific tax (other than an income tax or a gross receipts tax) on all or any portion of the Obligations or on payments of principal and interest made by Mortgagor.

            If any State Tax is enacted after the date of this Mortgage applicable to this Mortgage, enactment of the State Tax shall constitute an event of default, unless the following conditions are met:

            (a) Mortgagor may lawfully pay the tax or charge imposed by the State Tax without causing any resulting economic disadvantage or increase of tax to Mortgagee, and

            (b) Mortgagor pays or agrees in writing to pay the tax or charge within 30 days after notice from Mortgagee that the State Tax has been enacted.

            V.2 Remedies in Case of Default. If an Event of Default shall occur, Mortgagee may exercise any one or more of the following rights and remedies, in addition to any other remedies that may be available by law, in equity, or otherwise:

            (1) Acceleration. Mortgagee may declare all or any portion of the Obligations immediately due and payable in accordance with the provisions of the Note.

            (2) Receiver. Mortgagee may have a receiver appointed for the Mortgaged Property. Mortgagee shall be entitled to the appointment of a receiver as a matter of right whether or not the value of the Mortgaged Property exceeds the amount of the indebtedness secured by this Mortgage. Employment by Mortgagee shall not disqualify a person from serving as receiver. Mortgagor consents to the appointment of a receiver at Mortgagee3s option and waives any and all defenses to such an appointment.

            (3) Possession. Mortgagee may, either through a receiver or as lender-in-possession, enter and take possession of all or any part of the Mortgaged Property and use, operate, manage, and control it as Mortgagee shall deem appropriate in its sole discretion. Upon request after an Event of Default, Mortgagor shall peacefully relinquish possession and control of the Mortgaged Property to Mortgagee or any receiver appointed under this Mortgage.

            (4) Rents. Mortgagee may revoke Mortgagor3s right to collect the Rents, and may, either itself or through a receiver, collect the same. Mortgagee shall not be deemed to be in possession of the Property solely by reason of exercise of the rights contained in this subsection (4). If Rents are collected by Mortgagee under this subsection (4), Mortgagor hereby irrevocably appoints Mortgagee as Mortgagor3s attorney-in-fact, with power of substitution, to endorse instruments received in payment thereof in the name of Mortgagor and to negotiate such instruments and collect their proceeds. After payment of all Obligations, any remaining amounts shall be paid to Mortgagor and this power shall terminate.

            (5) Foreclosure. Mortgagee may judicially foreclose this Mortgage and obtain a judgment foreclosing Mortgagor3s interest in all or any part of the Property and giving Mortgagee the right to collect any deficiency remaining due after disposition of the Mortgaged Property.

            (6) Fixtures and Personal Property. With respect to any Improvements and other personal property subject to a security interest in favor of Mortgagee, Mortgagee may exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code.

            (7) Abandonment. Mortgagee may abandon all or any portion of the Mortgaged Property by written notice to Mortgagor.

            V.3 Sale. In any sale under this Mortgage or pursuant to any judgment, the Mortgaged Property, to the extent permitted by law, may be sold as an entirety or in one or more parcels and in such order as Mortgagee may elect, without regard to the right of Mortgagor, any person claiming under Mortgagor, or any guarantor or surety to the marshalling of assets. The purchaser at any such sale shall take title to the Mortgaged Property or the part thereof so sold, free and clear of the estate of Mortgagor, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Mortgagee, its officers, agents, and employees, may purchase at any such sale. Mortgagee and each of its officers are irrevocably appointed Mortgagor3s attorney-in-fact, with power of substitution, to make all appropriate transfers and deliveries of the Mortgaged Property or any portions thereof so sold and, for that purpose, Mortgagee and its officers may execute all appropriate instruments of transfer. Nevertheless, Mortgagor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for such purpose.

            V.4 Cumulative Remedies. All remedies under this Mortgage are cumulative and not exclusive. Any election to pursue one remedy shall not preclude the exercise of any other remedy. An election by Mortgagee to cure under Section 1.15 of this Mortgage shall not constitute a waiver of the default or of any of the remedies provided in this Mortgage. No delay or omission in exercising any right or remedy shall impair the full exercise of that or any other right or remedy or constitute a waiver of the default.

            V.5 Receiver. Upon taking possession of all or any part of the Mortgaged Property, Mortgagee or a receiver may:

            (1) Management. Use, operate, manage, control, and conduct business with the Mortgaged Property and make expenditures for such purposes and for such maintenance and improvements as are deemed reasonably necessary.

            (2) Rents and Revenues. Collect all rents, revenues, income, issues, and profits from the Mortgaged Property and apply such sums to the reasonable expenses of use, operation, management, maintenance, and improvements.

            (3) Construction. At its option, complete any construction in progress on the Property, and in that connection pay bills, borrow funds, employ contractors, and make any changes in plans and specifications as it deems appropriate.

            (4) Additional Indebtedness. If the revenues produced by the Mortgaged Property are insufficient to pay expenses, Mortgagee or the receiver may borrow or advance such sums upon such terms as it deems reasonably necessary for the purposes stated in this section. All advances shall bear interest, unless otherwise provided, at the rate set forth in the Note, and repayment of such sums shall be secured by this Mortgage.

            V.6 Application of Proceeds. All proceeds realized from the exercise of the rights and remedies under this Section 5 shall be applied as follows:

            (1) Costs and Expenses. To pay all costs of exercising such rights and remedies, including the costs of maintaining and preserving the Mortgaged Property, the costs and expenses of any receiver or lender-in-possession, the costs of any sale, and the costs and expenses provided for in Section 6.5 below.

            (2) Indebtedness. To pay all Obligations, in such order as Mortgagee shall determine in its sole discretion.

            (3) Surplus. The surplus, if any, remaining after satisfaction of all the Obligations shall be paid to the clerk of the court in the case of a judicial foreclosure proceeding, otherwise to the person or persons legally entitled to the surplus.

            V.7 Deficiency. No sale or other disposition of all or any part of the Mortgaged Property pursuant to this Section 5 shall be deemed to relieve Mortgagor of any of the Obligations, except to the extent that the proceeds are applied to the payment of such Obligations. If the proceeds of a sale, a collection, or other realization of or upon the Mortgaged Property are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, Mortgagor shall remain liable for any deficiency to the fullest extent permitted by law.

            V.8 Waiver of Stay, Extension, Moratorium, and Valuation Laws. To the fullest extent permitted by law, Mortgagor waives the benefit of any existing or future stay, extension, or moratorium law that may affect observance or performance of the provisions of this Mortgage and any existing or future law providing for the valuation or appraisal of the Mortgaged Property prior to any sale.

                                   ARTICLE VI
                               General Provisions

            VI.1 Time is of the Essence. Time is of the essence with respect to all covenants and obligations of Mortgagor under this Mortgage.

            VI.2 Notice. Except as otherwise provided in this Mortgage, all notices pertaining to this Mortgage shall be in writing and may be delivered by hand, or mailed by first class, registered, or certified mail, return-receipt requested, postage prepaid, and addressed to the appropriate party at its address set forth at the outset of this Mortgage. Any party may change its address for such notices from time to time by notice to the other parties. Notices given by mail in accordance with this paragraph shall be deemed to have been given upon the date of mailing; notices given by hand shall be deemed to have been given when actually received.

            VI.3 Mortgage Binding on Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of the successors and assigns of Mortgagor and Mortgagee. If the Trust Estate or any portion thereof shall at any time be vested in any person other than Mortgagor, Mortgagee shall have the right to deal with such successor regarding this Mortgage, the Mortgaged Property, and the Obligations in such manner as Mortgagee deems appropriate in its sole discretion, without notice to or approval by Mortgagor and without impairing Mortgagor3s liability for the Obligations.

            VI.4 Indemnity. Mortgagor shall hold Mortgagee, and its directors, officers, employees, agents, and attorneys, harmless from and indemnify them for any and all claims, demands, damages, liabilities, and expenses, including but not limited to attorney fees and court costs, arising out of or in connection with Mortgagee3s interest under this Mortgage, except Mortgagor shall not be liable for acts performed by Mortgagee in violation of applicable law.

            VI.5 Expenses and Attorney Fees. If Mortgagee refers any of the Obligations to an attorney for collection or seeks legal advice following a default; if Mortgagee is the prevailing party in any litigation instituted in connection with any of the Obligations; or if Mortgagee or any other person initiates any judicial or nonjudicial action, suit, or proceeding in connection with any of the Obligations or the Mortgaged Property (including but not limited to proceedings under federal bankruptcy law, eminent domain, under probate proceedings, or in connection with any state or federal tax lien), and an attorney is employed by Mortgagee to (1) appear in any such action, suit, or proceeding, or (2) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve, or enforce Mortgagee3s interests, then in any such event Mortgagor shall pay reasonable attorney fees, costs, and expenses incurred by Mortgagee or its attorney in connection with the above-mentioned events or any appeals related to such events, including but not limited to costs incurred in searching records, the cost of title reports, and the cost of surveyors3 reports. Such amounts shall be secured by this Mortgage and, if not paid upon demand, shall bear interest at the rate specified in the Note.

            VI.6 Applicable Law. The Mortgage and the validity, interpretation, performance, and enforcement of the Mortgage shall be governed by the laws of the state of Florida.

            VI.7 Captions. The captions to the sections and paragraphs of this Mortgage are included only for the convenience of the parties and shall not have the effect of defining, diminishing, or enlarging the rights of the parties or affecting the construction or interpretation of any portion of this Mortgage.

            VI.8 Rights of Prior Mortgagee. In the event that all or any portion of the Mortgaged Property is subject to a superior mortgage or trust deed specifically permitted under Exhibit 2, the rights of Mortgagee with respect to insurance and condemnation proceeds as provided in Sections 1.14 and 2.1, and all other rights granted under this Mortgage that have also been granted to such a superior mortgagee or trust deed beneficiary, shall be subject to the rights of the superior mortgagee or trust deed beneficiary. Mortgagor hereby authorizes all such superior mortgagees and beneficiaries, on satisfaction of the indebtedness secured by their mortgage or trust deed to remit all remaining insurance or Condemnation proceeds and all other sums held by them to Mortgagee to be applied in accordance with this Mortgage.

            VI.9 "Person" Defined.  As used in this Mortgage,  the word "person"
shall  mean  any  natural  person,  partnership,  trust,  corporation,   limited
liability company, or other legal entity of any nature.

            VI.10 Severability. If any provision of this Mortgage shall be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Mortgage, and such other provisions shall be construed as if the invalid, illegal, or unenforceable provision had never been contained in the Mortgage.

            VI.11 Entire Agreement. This Mortgage contains the entire agreement of the parties with respect to the Mortgaged Property. No prior agreement, statement, or promise made by any party to this Mortgage that is not contained herein shall be binding or valid.

            VI.12 Commercial Property. Mortgagor covenants and warrants that the Property and Improvements are used by Mortgagor exclusively for business and commercial purposes. Mortgagor also covenants and warrants that the Property and Improvements are not now, and at no time in the future will be, occupied as the principal residence of Mortgagor, Mortgagor3s spouse, or Mortgagor3s minor or dependent child.

            VI.13 Standard for Discretion. In the event this Mortgage is silent on the standard for any consent, approval, determination, or similar discretionary action, the standard shall be sole and unfettered discretion as opposed to any standard of good faith, fairness, or reasonableness.

            VI.14 Interpretation. In the event of any conflict between the terms of this Mortgage and the terms of the Intercreditor Agreement of even date herewith among Mortgagee, WFB, Mortgagor, Borrower, Williams, and others (the "Intercreditor Agreement"), the terms of the Intercreditor Agreement shall control.


            VI.15 ORS 93.040 Warning. THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930.

            IN WITNESS WHEREOF, Mortgagor has executed this Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing, effective as of the date first set forth above.

SIGNED IN THE PRESENCE OF:                APTEK WILLIAMS, INC., a Delaware
                                          corporation

      (Signature)                         By:
                                                 Thomas W. Itin
      (Printed Name)                             President and Chief
Executive Officer


      (Signature)

      (Printed Name)

STATE OF
COUNTY OF

            The foregoing instrument was acknowledged before me this day of July, 1997, by Thomas W. Itin, as President and Chief Executive Officer of APTEK WILLIAMS, INC., a Delaware corporation, on behalf of the corporation, who is personally known to me (or has produced a
                            (state) driver3s license
no.                                   as identification).

My Commission Expires:
                                    Notary Public (Signature)
(AFFIX NOTARY SEAL)
                                          (Printed Name)

                                          (Title or Rank)

                                          (Serial Number, if any)